Loss per share	12 Months Ended
Dec. 31, 2021
Loss per share

9	Loss per share

	2021 £’000		2020 £’000		2019 £’000
Numerator
Loss used in basic EPS and diluted EPS:
Continuing operations	(5,460)		(22,189)		(9,138)
Discontinued operations	–		–		(947)
Denominator
Weighted average number of ordinary shares used in basic EPS:	80,546,881		42,839,961		18,330,588
Basic and diluted loss per share:
Continuing operations – pence	(7	)p	(52	)p	(50	)p
Discontinued operations – pence	–		–		(5	)p

On 2 March 2020 a resolution was passed at a general meeting of shareholders of the Company to consolidate its ordinary shares on a one for 20 basis into new ordinary shares of 0.1p each in the capital of the Company. The comparative denominator has been calculated to reflect the share consolidation.

The Group has made a loss in the current and previous years presented, and therefore the options and warrants are anti-dilutive. As a result, diluted earnings per share is presented on the same basis for all periods shown.